Exhibit 21.1

Entity Jurisdiction and Type

Entity Name	Jurisdiction and Type

American Cable Entertainment Company, LLC	a Delaware limited liability company
Athens Cablevision, Inc.	a Delaware corporation
Ausable Cable TV, Inc.	a New York corporation
Cable Equities Colorado, LLC	a Delaware limited liability company
Cable Equities of Colorado Management Corp.	a Colorado corporation
CC 10, LLC	a Delaware limited liability company
CC Fiberlink, LLC	a Delaware limited liability company
CC Michigan, LLC	a Delaware limited liability company
CC Systems, LLC	a Delaware limited liability company
CC V Holdings, LLC	a Delaware limited liability company
CC VI Fiberlink, LLC	a Delaware limited liability company
CC VI Operating, LLC	a Delaware limited liability company
CC VII Fiberlink, LLC	a Delaware limited liability company
CC VIII Fiberlink, LLC	a Delaware limited liability company
CC VIII Holdings, LLC	a Delaware limited liability company
CC VIII Leasing of Wisconsin, LLC	a Wisconsin limited liability company
CC VIII Operating, LLC	a Delaware limited liability company
CC VIII, LLC	a Delaware limited liability company
CCH I, LLC	a Delaware limited liability company
CCH I Capital Corp.	a Delaware corporation
CCH I Holdings, LLC	a Delaware limited liability company
CCH I Holdings Capital Corp.	a Delaware corporation
CCH II, LLC	a Delaware limited liability company
CCH II Capital Corp.	a Delaware corporation
CCHC, LLC	a Delaware limited liability company
CCO Fiberlink, LLC	a Delaware limited liability company
CCO Holdings, LLC	a Delaware limited liability company
CCO Holdings Capital Corp.	a Delaware corporation
CCO NR Holdings, LLC	a Delaware limited liability company
CCO Purchasing, LLC	a Delaware limited liability company
Charter Advertising of Saint Louis, LLC	a Delaware limited liability company
Charter Cable Leasing of Wisconsin, LLC	a Wisconsin limited liability company
Charter Cable Operating Company, L.L.C.	a Delaware limited liability company
Charter Cable Partners, L.L.C.	a Delaware limited liability company
Charter Communications Entertainment I, DST	a Delaware statutory business trust
Charter Communications Entertainment I, LLC	a Delaware limited liability company
Charter Communications Entertainment II, LLC	a Delaware limited liability company
Charter Communications Entertainment, LLC	a Delaware limited liability company
Charter Communications Holding Company, LLC	a Delaware limited liability company
Charter Communications Holdings Capital Corporation	a Delaware corporation
Charter Communications Holdings LLC	a Delaware limited liability company
Charter Communications Operating, LLC	a Delaware limited liability company
Charter Communications Operating Capital Corp.	a Delaware corporation
Charter Communications Properties LLC	a Delaware limited liability company
Charter Communications V, LLC	a Delaware limited liability company
Charter Communications Ventures, LLC	a Delaware limited liability company
Charter Communications VI, LLC	a Delaware limited liability company
Charter Communications VII, LLC	a Delaware limited liability company
Charter Communications, LLC	a Delaware limited liability company
Charter Distribution, LLC	a Delaware limited liability company
Charter Fiberlink — Alabama, LLC	a Delaware limited liability company
Charter Fiberlink AR-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink AZ-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink CA-CCO, LLC	a Delaware limited liability company
Charter Fiberlink CA-CCVII, LLC	a Delaware limited liability company

Entity Name	Jurisdiction and Type

Charter Fiberlink CC VIII, LLC	a Delaware limited liability company
Charter Fiberlink CCO, LLC	a Delaware limited liability company
Charter Fiberlink CT-CCO, LLC	a Delaware limited liability company
Charter Fiberlink — Georgia, LLC	a Delaware limited liability company
Charter Fiberlink ID-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink — Illinois, LLC	a Delaware limited liability company
Charter Fiberlink IN-CCO, LLC	a Delaware limited liability company
Charter Fiberlink KS-CCO, LLC	a Delaware limited liability company
Charter Fiberlink LA-CCO, LLC	a Delaware limited liability company
Charter Fiberlink MA-CCO, LLC	a Delaware limited liability company
Charter Fiberlink — Michigan, LLC	a Delaware limited liability company
Charter Fiberlink — Missouri, LLC	a Delaware limited liability company
Charter Fiberlink MS-CCVI, LLC	a Delaware limited liability company
Charter Fiberlink NC-CCO, LLC	a Delaware limited liability company
Charter Fiberlink NC-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink — Nebraska, LLC	a Delaware limited liability company
Charter Fiberlink NH-CCO, LLC	a Delaware limited liability company
Charter Fiberlink NM-CCO, LLC	a Delaware limited liability company
Charter Fiberlink NV-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink NY-CCO, LLC	a Delaware limited liability company
Charter Fiberlink NY-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink OH-CCO, LLC	a Delaware limited liability company
Charter Fiberlink OK-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink OR-CCVII, LLC	a Delaware limited liability company
Charter Fiberlink SC-CCO, LLC	A Delaware limited liability company
Charter Fiberlink SC-CCVII, LLC	A Delaware limited liability company
Charter Fiberlink — Tennessee, LLC	A Delaware limited liability company
Charter Fiberlink TX-CCO, LLC	A Delaware limited liability company
Charter Fiberlink UT-CCVII, LLC	A Delaware limited liability company
Charter Fiberlink VA-CCO, LLC	A Delaware limited liability company
Charter Fiberlink VT-CCO, LLC	A Delaware limited liability company
Charter Fiberlink WA-CCVII, LLC	A Delaware limited liability company
Charter Fiberlink — Wisconsin, LLC	A Delaware limited liability company
Charter Fiberlink WV-CCO, LLC	A Delaware limited liability company
Charter Fiberlink, LLC	A Delaware limited liability company
Charter Gateway, LLC	a Delaware limited liability company
Charter Helicon, LLC	A Delaware limited liability company
Charter RMG, LLC	A Delaware limited liability company
Charter Stores FCN, LLC	A Delaware limited liability company
Charter Video Electronics, Inc.	A Minnesota corporation
Dalton Cablevision, Inc.	A Delaware corporation
Enstar Communications Corporation	A Georgia corporation
Falcon Cable Communications, LLC	A Delaware limited liability company
Falcon Cable Media, a California Limited Partnership	A California limited partnership
Falcon Cable Systems Company II, L.P.	a California limited partnership
Falcon Cablevision, a California Limited Partnership	a California limited partnership
Falcon Community Cable, L.P.	a Delaware limited partnership
Falcon Community Ventures I, LP	a California limited partnership
Falcon First Cable of New York, Inc.	a Delaware corporation
Falcon First Cable of the Southeast, Inc.	a Delaware corporation
Falcon First, Inc.	a Delaware corporation
Falcon Telecable, a California Limited Partnership	a California limited partnership
Falcon Video Communications, L.P.	a Delaware limited partnership
Helicon Group, L.P., The	a Delaware limited partnership
Helicon Partners I, L.P.	a Delaware limited partnership

Entity Name	Jurisdiction and Type

Hometown TV, Inc.	a New York corporation
HPI Acquisition Co., L.L.C.	a Delaware limited liability company
Interlink Communications Partners, LLC	a Delaware limited liability company
Long Beach, LLC	a Delaware limited liability company
Marcus Cable Associates, L.L.C.	a Delaware limited liability company
Marcus Cable of Alabama, L.L.C.	a Delaware limited liability company
Marcus Cable, Inc.	a Delaware limited liability company
Midwest Cable Communications, Inc.	a Minnesota corporation
Peachtree Cable TV, L.P.	a Georgia limited partnership
Peachtree Cable T.V., LLC	a Delaware limited liability company
Plattsburgh Cablevision, Inc.	a Delaware corporation
Rifkin Acquisition Partners, LLC	a Delaware corporation
Robin Media Group, Inc.	a Nevada corporation
Scottsboro TV Cable, Inc.	an Alabama corporation
Tennessee, LLC	a Delaware limited liability company
Tioga Cable Company, Inc.	a Pennsylvania corporation
Vista Broadband Communications, LLC	a Delaware limited liability company

Adcast North Carolina Cable Advertising, LLC	Joint Venture – Class B Member
Charlotte Cable Advertising Interconnect, LLC	Joint Venture – Class B Member
Pacific Microwave	Joint Venture
SFC Transmission	Joint Venture
TWC W. Ohio – Charter Cable Advertising, LLC	Joint Venture – Class B Member
TWC/Charter Los Angeles Cable Advertising, LLC	Joint Venture – Class A Member
TWC/Charter Green Bay Cable Advertising, LLC	Joint Venture – Class B Member
TWC/Charter Dallas Cable Advertising, LLC	Joint Venture – Class B Member